UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2025
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001794303

Citigroup Commercial Mortgage Trust 2019-C7

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Ladder Capital Finance LLC

(Central Index Key Number: 0001541468)

Starwood Mortgage Capital LLC

(Central Index Key Number: 0001548405)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number: 0001592182)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-228597-05 (Commission File Number of the issuing entity)	35-7258066 35-7258067 35-7258068 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street Trading, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The 650 Madison Avenue mortgage loan, an asset of Citigroup Commercial Mortgage Trust 2019-C7 (the “Issuing Entity”), is being serviced pursuant to the trust and servicing agreement, dated as of December 8, 2019 (the “MAD 2019-650M TSA”), by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, 3650 REIT Loan Servicing LLC (as successor to LNR Partners, LLC), as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator, which governs the issuance of the MAD Commercial Mortgage Trust 2019-650M, Commercial Mortgage Pass-Through Certificates, Series 2019-650M. The MAD 2019-650M TSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed on June 8, 2020 under Commission File No. 333-228597-05.

Effective as of September 5, 2025, 3650 REIT Loan Servicing LLC has been terminated as special servicer under the MAD 2019-650M TSA, and Green Loan Services LLC has been appointed to act as successor special servicer under the MAD 2019-650M TSA. A copy of the related Acknowledgment and Assumption of Proposed Special Servicer dated September 5, 2025 is attached hereto as Exhibit 20.1

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 2019 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed on January 3, 2020 under Commission File No. 333-228597-05.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment and Assumption of Proposed Special Servicer, dated September 5, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: September 5, 2025